UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 17, 2004


                         Commission File Number: 1-11008


                         CATALINA MARKETING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                     Delaware                                   33-0499007
          (State or Other Jurisdiction of                    (I.R.S. Employer
          Incorporation or Organization)                  Identification Number)

   200 Carillon Parkway, St. Petersburg, Florida                33716-2325
     (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's Telephone Number, Including Area Code: (727) 579-5000

                                TABLE OF CONTENTS





Item 7.  Exhibits and Financial Statements
Item 12.  Disclosure of Results of Operations and Financial Condition
Signatures
Exhibit 99.1  Press Release dated May 17, 2004
Exhibit 99.2  Script for Webcast held May 18, 2004

Item 7.  Exhibits and Financial Statements

      Exhibit Number                               Description
      --------------                               -----------

      99.1*                                        Press Release
      99.2*                                        Script for Webcast

*filed herewith

Item 12.  Disclosure of Results of Operations and Financial Condition

        The following disclosure is being furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition, of Form 8-K.

        On May 17, 2004, Catalina Marketing Corporation issued a press release announcing the filing of its Annual Report on Form 10-K for its fiscal year ended March 31, 2003. The press release described Catalina Marketing Corporation's financial results for fiscal year 2003, and the restated financial results for fiscal years 2002 and 2001. The press release is attached hereto as
Exhibit 99.1 and is being furnished, and not filed or incorporated by reference into any other statement or report of Catalina Marketing Corporation, under Item 12 to this Report on Form 8-K.

        On May 18, 2003 commencing at 10:00 a.m., Catalina Marketing Corporation hosted a webcast. Certain financial information relating to Catalina Marketing Corporation that was not expressly included in the press release referenced above was disclosed during the webcast. A copy of the script used during the webcast containing such financial information is included as Exhibit 99.2 to this Report on Form 8-K and incorporated herein by reference. Exhibit 99.2 is being furnished and not filed or incorporated by reference into any statement or report of Catalina Marketing Corporation, under Item 12 to this Report on Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


           May 20, 2004                     CATALINA MARKETING CORPORATION
                                            ------------------------------
                                            (Registrant)



                                            /s/ Christopher W. Wolf
                                            ------------------------------------
                                            Christopher W. Wolf
                                            Executive Vice President and Chief
                                            Financial Officer
                                            (Authorized officer of Registrant
                                            and principal financial officer)

Exhibit Index



Exhibit Number                               Description
--------------                               -----------

99.1*                                        Press Release
99.2*                                        Script for Webcast

*filed herewith